UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2010

Power Integrations, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

(408) 414-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On April 12, 2010, the Compensation Committee of the Board of Directors of Power Integrations, Inc. (the “Company”) took the following actions with respect to the Company’s chief executive officer, chief financial officer, and other named executive officers as defined in Rule 402 of SEC Regulation S-K (collectively, the “Officers”):

2010 Stock Option Grants

Approved stock option grants to the following Officers:

Executive Officer	Title	2010 Evergreen Stock Options (in Shares of Common Stock)
Balu Balakrishnan	President and Chief Executive Officer	50,000
Bill Roeschlein	Chief Financial Officer	10,000
John Tomlin	Vice President, Operations	12,000
Bruce Renouard	Vice President, Worldwide Sales	12,000
Derek Bell	Vice President, Engineering	12,000

The stock option grants will be effective on the third trading date following the date of the earnings release of the Company’s first quarter 2010 financial performance (the “Grant Date”). The exercise price per share for the stock options granted to the Officers will be the fair market value of a share of the Company’s Common Stock on the Grant Date as determined in accordance with the Company’s 2007 Equity Incentive Plan. Vesting of each of the stock options granted to the Officers will commence on the Grant Date.

2010 Restricted Stock Unit Grants

Approved restricted stock unit grants under the Company’s 2007 Equity Incentive Plan to the following Officers:

Executive Officer	Title	Restricted Stock Units
Balu Balakrishnan	President and Chief Executive Officer	25,000
Bill Roeschlein	Chief Financial Officer	5,000
John Tomlin	Vice President, Operations	6,000
Bruce Renouard	Vice President, Worldwide Sales	6,000
Derek Bell	Vice President, Engineering	6,000

The restricted stock unit grants will be effective on the Grant Date. Twenty-five percent (25%) of the restricted stock units vest on the one year anniversary of the Grant Date, and an additional twenty-five percent (25%) of the restricted stock units vest annually over the next three (3) years thereafter, subject to the respective Officer’s continuous service.

2010 Salaries

Approved the 2010 salaries for the Officers as follows:

Executive Officer	Title	2010 Salary
Balu Balakrishnan	President and Chief Executive Officer	$415,000
Bill Roeschlein	Chief Financial Officer	$255,000
John Tomlin	Vice President, Operations	$280,000
Bruce Renouard	Vice President, Worldwide Sales	$270,000
Derek Bell	Vice President, Engineering	$280,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/S/ BILL ROESCHLEIN
Name:	Bill Roeschlein
Title:	Chief Financial Officer

Dated: April 16, 2010